UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2020

Annual Report

to Shareholders

DWS Latin America Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
11	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
19	Statement of Assets and Liabilities
21	Statement of Operations
22	Statements of Changes in Net Assets
23	Financial Highlights

27	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
41	Information About Your Fund’s Expenses
42	Tax Information
43	Advisory Agreement Board Considerations and Fee Evaluation
50	Board Members and Officers
55	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Latin America Equity Fund

Letter to Shareholders

Dear Shareholder:

The economic recovery from the COVID-19 pandemic proceeds, but the pace is moderating.

The most dynamic part of the recovery — the bounce back from lockdown — is likely to be behind us. Now a more arduous phase is beginning, in which incremental improvements will most probably be smaller. Some repercussions of the pandemic might only become apparent now, such as bankruptcies among smaller companies. While setbacks can be expected, we believe the overall direction of the economy should remain upward — provided there is no second, large-scale lockdown.

Along with an unprecedented slump in economic activity, we have seen unprecedented rescue packages through monetary and fiscal policy. DWS’s CIO Office believes accommodative monetary policy and very low interest rates could be with us for much longer. With little upside potential for wages, weak demand and a drastic under-utilization of capacities, we still see very low inflation rates.

In the coming months, we expect limited market upside taking into consideration that risks that are already on the horizon could provoke markets corrections. Increased market volatility could be fueled by a variety of events: the potential escalation in the U.S.-Chinese technology dispute; setbacks in the fight against COVID-19; failure to reach an agreement on the U.S. stimulus package; or events in the aftermath of the November elections.

While companies and societies improve their coexistence with the virus, not all sectors will benefit equally. For this reason, we believe that active management, with its close monitoring of developments, is critical. We believe that the close interaction between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make strategic and tactical decisions.

We appreciate your trust and welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the ‘Insights’ section of dws.com.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results

DWS Latin America Equity Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

Investment Process

Although the fund may invest in any Latin American country, it expects to invest primarily in common stocks of established companies in Argentina, Brazil, Chile, Colombia, Mexico, Panama and Peru. In choosing securities, we generally look for individual companies that have a history of above average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors. We also generally look for companies that we believe have above average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

In a difficult and volatile period for emerging market stocks and global stocks in general, DWS Latin America Equity Fund returned -17.32% for the 12-month period ended October 31, 2020, compared with the -33.14% return of its benchmark, the Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index.

The onset of the COVID-19 pandemic was the most significant event affecting the economies and financial markets of Latin America during the 12-month period. The widening of the crisis and the resulting lockdowns to stem the spread of the coronavirus created major disruptions within Latin American countries and sparked intense volatility for the region’s equity markets, especially during February and March. As in the United States, Latin American governments and central banks launched comprehensive fiscal and monetary responses to the pandemic given the severity of the economic shutdowns. Short-term interest rates were cut dramatically by a number of the region’s central banks, and massive fiscal packages were enacted by governments in several Latin American countries, with the notable exception of Mexico. In Brazil, the region’s largest economy, the

4	|	DWS Latin America Equity Fund

government injected the equivalent of 12% of GDP into the country’s economy as fiscal stimulus, an enormous response, while Chile and Peru injected the equivalent of 10% of GDP into their economies.

In response to the declines in short-term interest rates and substantial government stimulus, the economies and markets in several of the region’s largest countries began to snap back during the third quarter, led by e-commerce companies, which benefited from a strong boost in consumers’ online purchasing, and consumption, which also rebounded in the form of significantly increased spending on food, construction materials and home building/remodeling by consumers. As a result, a number of e-commerce and consumer-related stocks rebounded strongly during the third quarter. In contrast, travel- and entertainment-related economic sectors such as hospitality and airlines stocks suffered on account of restricted activity.

In Brazil, GDP is expected to contract by 4.5% for 2020, with estimates that the contraction would have been approximately 7-8% if not for the government’s massive fiscal stimulus package. Though the Brazilian government faced strong criticism for its public health response to the coronavirus, the government’s cash distributions to those in need during the pandemic managed to stabilize the country’s economic situation and boost overall consumption, and many observers looked forward to a V-shaped economic recovery in Brazil. At the same time, investors grew increasingly concerned about the country’s massive debt-to-GDP ratio, which grew dramatically from approximately 70% at the start of the 12-month period to approximately 95% by period end.

In Mexico, President Andrés Manuel López Obrador’s administration declined to provide a similar fiscal package in response to the coronavirus lockdowns in the belief that the stimulus would unduly favor corporations and the wealthy. Though the outlook was for Mexico’s GDP to contract by 9% to 10% this year, investors rewarded the country’s fiscal restraint by boosting Mexico-based equities during the market bounce-back that began in mid-April.

Lastly, although Chile and Peru did provide significant fiscal stimulus for their economies in response to the pandemic, on the basis of risk perception investors eventually rewarded the countries’ longer-term fiscal restraint as both countries had debt-to-GDP ratios below 30% before the COVID crisis. In Peru, the country endured political instability as Peru’s

DWS Latin America Equity Fund	|	5

president faced impeachment threats in September, which were then fulfilled after the close of the Fund’s fiscal period in November.

Fund Performance

Using a bottom-up research process, we seek to identify individual companies that are poised to capitalize on the positive long-term changes that are unfolding in Latin America. We believe that this stock by stock approach — rather than a passive, index-driven strategy — is essential to unearthing companies with the most attractive growth opportunities.

“Using a bottom-up research process, we seek to identify individual companies that are poised to capitalize on the positive long-term changes that are unfolding in Latin America.”

During the period, the Fund’s investments in information technology — and e-commerce companies in particular — outperformed on a relative basis. The most significant outperformance came from the Fund’s position in Magazine Luiza SA, an electronics retailer headquartered in Brazil. The company continued to profit based on its migration from a bricks-and-mortar-only operation to one that also includes a successful online retail marketplace, and its growing market share was only accentuated by the COVID lockdown. Also within technology, the Fund’s position in Globant SA, a software development company based in Argentina, contributed to returns. Globant, with operations in more than 12 countries, profited from its successful work in helping companies improve their digital offerings, cloud services and migrations to 5G technology. Fund performance was also boosted by an underweight to banks, which suffered from lower interest rates that negatively affected their revenues and earnings. Lastly, the Fund added to holdings within the materials sector, including the Brazilian mining company Vale SA, following the market’s sharp declines early in 2020. The additions within the materials sector contributed to performance as these companies benefited from the economic upturn that began in April, as well as from the Latin American region’s weakened currencies.

Conversely, the Fund’s underweight to Mexico detracted from relative return, as investors rewarded the country’s fiscal restraint compared with other Latin American countries. In Mexico, the Fund’s lack of holdings in

6	|	DWS Latin America Equity Fund

the cement manufacturer Cemex SAB de CV (as investors looked forward to Cemex’s increased infrastructure work prospects in the United States) and Wal-Mart de Mexico SAB de CV (Mexico’s largest supermarket chain and a defensive play for investors during the pandemic) detracted from relative return. Additionally, the Fund’s position in Fomento Economico Mexicano SAB de CV (FEMSA), a Mexican Coca-Cola bottling and convenience store company, detracted from relative performance. FEMSA was negatively affected by the steep drop in economic activity in Mexico related to the pandemic. The Fund continues to hold the stock based on its attractive longer-term prospects. Finally, holdings in BRF SA, a Brazilian poultry and processed foods distributor with strong brands in Brazil, Europe and the Middle East, weighed on performance as the firm also was hurt by the economic effects of the coronavirus. The Fund sold the position.

Outlook and Positioning

We believe that the outlook for emerging market stocks as a whole and Latin American equities in particular is quite favorable. Despite the recent resurgence of the coronavirus around the world, the global economy is recovering reasonably well, with the outlook boosted by the increasingly strong prospects for effective COVID-19 vaccines in 2021 and the resolution of the U.S. election. In an environment of low interest rates and ample market liquidity, as well as increased demand for commodities in a growing global economy, which helps Latin American economic prospects, we look for overall GDP growth of 3% to 4% in the region for 2021. In addition, we believe that valuations for emerging market stocks compared with developed market stocks appear attractive based on historical averages.

The various challenges facing the Latin American region and its equity markets vary by country. In Brazil, officials will be pressured by political opponents and the markets to take strong action to significantly reduce debt levels while keeping the country’s recovery afloat. The quandary facing officials there is difficult, as many Brazilians continue to look to the government for financial assistance as the pandemic persists. As yet, the government there has not announced a debt reduction plan. In Mexico, a comparatively positive fiscal situation should continue to attract equity investors, though the country nevertheless faces enormous challenges in attempting to turn around its economy. The improving U.S. economic

DWS Latin America Equity Fund	|	7

situation should assist Mexico’s recovery, however. Chile and Peru face continued political instability, as Chile’s constitution is about to be rewritten, and in Peru there is uncertainty regarding the status of Peru’s president given his November impeachment. Argentina faces a very difficult fiscal and monetary situation going forward.

In terms of positioning, the Fund is slightly underweight in Brazil, the region’s largest market, as we await the government’s formula for fiscal rebalancing. If a satisfactory plan is announced, we would consider increased exposure there, with slightly reduced exposure in other Latin American countries. Overall, we continue to favor the materials sector, which has strong exposure to the improving global economic environment. We will also continue to emphasize the information technology and consumer discretionary sectors for the same reason. Lastly, we believe that industrials stocks look increasingly attractive as a means to benefit from the global recovery. In contrast, we plan to underweight more defensive sectors such as telecommunications services, consumer staples and utilities.

We continue to employ a disciplined, bottom-up approach. The vast majority of our team is based in São Paulo, Brazil, which enables us to conduct on the ground research for the companies we hold in the portfolio. We use this research-based style to construct a concentrated portfolio of our “best ideas.” We believe this approach may enable us to take advantage of the numerous individual company opportunities throughout this dynamic region.

Portfolio Management Team

Subadvisor

Effective May 15, 2020, Itaú USA Asset Management, Inc. became subadvisor to the Fund.

Scott Piper, Chief Investment Officer, Itaú USA Asset Management, Inc. (New York).

Portfolio Manager of the Fund. Began managing the Fund on May 15, 2020.

–	Joined Itaú USA Asset Management, Inc. in 2011.

–

Prior to joining Itaú USA Asset Management, Inc., he worked for eight years at Morgan Stanley Investment Management, where he was a member of the Emerging Markets Group and Co-Portfolio Manager in Latin American assets. Prior to this, he was a Portfolio Manager at Deltec Asset Management managing both Latin American and Emerging Markets portfolios.

–	BA, Tulane University; MBA, IESE Business School, Barcelona, Spain.

8	|	DWS Latin America Equity Fund

Luiz Ribeiro, CFA. Portfolio Manager, Itaú Asset Management, Inc. (Brazil).

Portfolio Manager of the Fund. Began managing the Fund in 2013.

–

Prior to joining Itaú Asset Management, Inc. (Brazil) in 2020 with 26 years of industry experience, he was a Senior Equities Portfolio Manager at DWS. Prior to joining DWS in 2012, he served as a Senior Portfolio Manager at HSBC Bank. Prior to HSBC Bank, he worked as an Investment Officer at IFC — World Bank and as an Analyst and then as a Senior Portfolio Manager at ABN AMRO Bank. He began his investment career as a Trader at Dibran DTVM Ltda.

–	BA in Business Administration from University of São Paulo (USP); MBA in Finance from Brazilian Institute of Capital Markets (IBMEC).

Danilo Pereira, CFA. Portfolio Manager, Itaú Asset Management, Inc. (Brazil).

Portfolio Manager of the Fund. Began managing the Fund in 2013.

–

Prior to joining Itaú Asset Management, Inc. (Brazil) in 2020 with 20 years of industry experience, he was a Portfolio Manager and Equities Analyst at DWS. Prior to joining DWS in 2012, he was the Deputy Head of Latin America — Internal Equities at the Abu Dhabi Investment Authority. Previously, he served as a Senior Latin American Analyst at BNP Paribas Investment Partners, Senior Analyst and Co-manager at Equitas Investimentos and as a Portfolio Manager at Bradesco Asset Management. He began his investment career as a Latin American Analyst at ABN AMRO Asset Management.

–	BA in Business from Fundacao Getulio Vargas.

Marcelo Pinheiro, CFA. Portfolio Manager, Itaú Asset Management, Inc. (Brazil).

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–

Prior to joining Itaú Asset Management, Inc. (Brazil) in 2020 with 13 years of industry experience, he was an Equities Analyst at DWS. Prior to joining DWS in 2013, he served as senior credit analyst at Itaú BBA. Previously, he was a senior analyst for Latin America financial planning at General Electric. Before that, he worked as an analyst for equities and credits and as a junior portfolio manager at Bradesco Asset Management.

–	BA in Economics from University of São Paulo.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Terms to Know

The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged equity index that captures large- and mid-cap representation across six emerging market countries in Latin America. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

DWS Latin America Equity Fund	|	9

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

GDP (Gross domestic product) is the value of all goods and services produced by a country’s economy.

Valuation refers to the price that investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

10	|	DWS Latin America Equity Fund

Performance Summary	October 31, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/20
Unadjusted for Sales Charge	–17.32%	9.86%	–1.25%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–22.07%	8.56%	–1.84%
MSCI EM Latin America Index†	–33.14%	0.62%	–6.14%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/20
Unadjusted for Sales Charge	–17.91%	9.06%	–1.99%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–17.91%	9.06%	–1.99%
MSCI EM Latin America Index†	–33.14%	0.62%	–6.14%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/20
No Sales Charges	–17.12%	10.14%	–1.00%
MSCI EM Latin America Index†	–33.14%	0.62%	–6.14%

Institutional Class	1-Year	5-Year	Life of Class*

Average Annual Total Returns as of 10/31/20
No Sales Charges	–17.11%	10.14%	4.46%
MSCI EM Latin America Index†	–33.14%	0.62%	–0.75%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2020 are 1.72%, 2.47%, 1.40% and 1.41% for Class A, Class C, Class S, and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DWS Latin America Equity Fund	|	11

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Institutional Class shares commenced operations on February 2, 2015.

†

The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged equity index which captures large and mid-capitalization representation across 6 emerging markets countries in Latin America. It covers approximately 85% of the free float-adjusted market capitalization in each country.

	Class A	Class C	Class S	Institutional Class

Net Asset Value
10/31/20	$25.78	$23.97	$25.89	$25.91
10/31/19	$31.18	$29.20	$31.27	$31.29

Distribution Information as of 10/31/20
Income Dividends, Twelve Months	$—	$—	$.04	$.04

12	|	DWS Latin America Equity Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	10/31/20	10/31/19
Common Stocks	98%	99%
Cash Equivalents and Other Assets and Liabilities, net	2%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/20	10/31/19
Brazil	58%	73%
Argentina	13%	8%
Mexico	12%	9%
Chile	9%	4%
Peru	6%	3%
Colombia	2%	3%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/20	10/31/19
Materials	25%	4%
Financials	20%	28%
Consumer Staples	16%	23%
Industrials	15%	5%
Information Technology	11%	7%
Consumer Discretionary	9%	21%
Utilities	2%	3%
Energy	1%	7%
Communication Services	1%	2%
Health Care	—	0%
	100%	100%

DWS Latin America Equity Fund	|	13

Ten Largest Holdings at October 31, 2020 (53.4% of Net Assets)		Country	Percent
1	Globant SA	Argentina	10.6%
	Provider of engineering, design and innovation services
2	Gerdau SA	Brazil	7.2%
	Producer and manufacturer of steel
3	WEG SA	Brazil	6.2%
	Manufacturer and distributor of industrial machinery
4	Vale SA	Brazil	5.9%
	Owner and operator of railroads and maritime terminals
5	lnRetail Peru Corp.	Peru	4.5%
	Operator of supermarkets, pharmacies and shopping centers
6	Magazine Luiza SA	Brazil	4.1%
	Operator of a multichannel retail platform
7	Antofagasta PLC	Chile	4.1%
	Owner and operator of copper mines
8	Grupo Aeroportuario del Pacifico SAB de CV	Mexico	3.8%
	Operates and maintains airports in the pacific and central regions of Mexico
9	Sequoia Logistica e Transportes SA	Brazil	3.6%
	Provider of transportation services
10	Banco Santander Chile	Chile	3.4%
	Provider of retail and commercial banking services

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 55 for contact information.

14	|	DWS Latin America Equity Fund

Investment Portfolio	as of October 31, 2020

	Shares	Value ($)
Common Stocks 97.7%
Argentina 13.0%

Cablevision Holding SA (GDR)	379,218	1,847,022

Globant SA*	137,821	24,891,851

Grupo Clarin SA B, (GDR) (REG S)*	112,076	94,151

Pampa Energia SA (ADR)* (a)	314,438	3,710,368

(Cost $30,348,241)		30,543,392

Brazil 56.7%

Banco Bradesco SA (Preferred)	1,601,000	5,625,033

Banco do Brasil SA	690,000	3,583,510

Banco Santander Brasil SA (Units)	1,352,300	7,553,432

Boa Vista Servicos SA*	1,300,000	3,074,443

Cia Siderurgica Nacional SA	1,576,909	5,644,823

Construtora Tenda SA	864,201	4,045,424

Gerdau SA (Preferred)	4,491,784	17,073,312

Grupo Mateus SA*	4,100,000	5,573,419

Itau Unibanco Holding SA (Preferred)	1,659,000	6,788,717

Lojas Quero Quero SA*	1,270,404	3,298,917

Magazine Luiza SA	2,252,336	9,668,093

Natura & Co. Holding SA	443,800	3,565,591

Natura & Co. Holding SA (ADR) (a)	225,000	3,588,750

Pet Center Comercio e Participacoes SA*	1,253,185	3,876,652

Raia Drogasil SA	1,445,390	6,060,716

Sequoia Logistica e Transportes SA*	3,770,000	8,541,378

Usinas Siderurgicas de Minas Gerais SA Usiminas “A” (Preferred)	4,093,389	7,775,937

Vale SA	230,000	2,427,086

Vale SA (ADR) (a)	1,075,000	11,362,750

WEG SA	1,100,265	14,540,575

(Cost $102,562,816)		133,668,558

Chile 8.9%

Antofagasta PLC	718,000	9,568,712

Banco de Chile	16,900,000	1,297,027

Banco Santander Chile	124,350,000	4,365,375

Banco Santander Chile (ADR)	270,000	3,747,600

Embotelladora Andina SA “B”, (Preferred)	984,286	2,059,045

(Cost $22,376,846)		21,037,759

The accompanying notes are an integral part of the financial statements.

DWS Latin America Equity Fund	|	15

	Shares	Value ($)

Colombia 2.0%

Ecopetrol SA (ADR) (a)	220,000	2,035,000

Grupo de Inversiones Suramericana SA	524,111	2,721,881

Grupo de Inversiones Suramericana SA (Preferred)	6,964	30,066

(Cost $11,374,040)		4,786,947

Mexico 11.7%

Corporativo Fragua SAB de CV	176,000	1,821,276

Fomento Economico Mexicano SAB de CV (Units)	967,000	5,202,101

Fresnillo PLC	144,393	2,174,015

Grupo Aeroportuario del Pacifico SAB de CV “B”	1,080,000	8,991,726

Grupo Financiero Banorte SAB de CV “O”*	1,240,000	5,530,208

Industrias Penoles SAB de CV	82,504	1,317,793

Regional SAB de CV*	959,770	2,605,811

(Cost $33,343,483)		27,642,930

Peru 5.4%

Credicorp Ltd.	17,198	1,972,267

InRetail Peru Corp. 144A	315,000	10,615,500

(Cost $8,080,665)		12,587,767
Total Common Stocks (Cost $208,086,091)		230,267,353

Securities Lending Collateral 6.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.04% (b) (c) (Cost $15,547,698)	15,547,698	15,547,698

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $223,633,789)	104.3	245,815,051
Other Assets and Liabilities, Net	(4.3)	(10,197,529)

Net Assets	100.0	235,617,522

The accompanying notes are an integral part of the financial statements.

16	|	DWS Latin America Equity Fund

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2020 are as follows:

Value ($) at 10/31/2019	Pur- chases Cost ($)		Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2020	Value ($) at 10/31/2020
Securities Lending Collateral 6.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.04% (b) (c)
15,035,808	511,890	(d)	—	—	—	21,228	—	15,547,698	15,547,698
Cash Equivalents 0.0%
DWS Central Cash Management Government Fund, 0.10% (b)
214,152	101,305,764		101,519,916	—	—	11,190	—	—	—
15,249,960	101,817,654		101,519,916	—	—	32,418	—	15,547,698	15,547,698

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2020 amounted to $15,095,781, which is 6.4% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2020.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

The accompanying notes are an integral part of the financial statements.

DWS Latin America Equity Fund	|	17

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$28,602,219	$1,941,173	$—	$30,543,392
Brazil	133,668,558	—	—	133,668,558
Chile	3,747,600	17,290,159	—	21,037,759
Colombia	4,786,947	—	—	4,786,947
Mexico	25,468,915	2,174,015	—	27,642,930
Peru	12,587,767	—	—	12,587,767
Short-Term Investments	15,547,698	—	—	15,547,698
Total	$224,409,704	$21,405,347	$—	$245,815,051

The accompanying notes are an integral part of the financial statements.

18	|	DWS Latin America Equity Fund

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $208,086,091) — including $15,095,781 of securities loaned	$230,267,353
Investment in DWS Government & Agency Securities Portfolio (cost $15,547,698)*	15,547,698
Cash	2,595,496
Foreign currency, at value (cost $3,666,296)	3,366,969
Receivable for Fund shares sold	2,869
Dividends receivable	241,121
Interest receivable	1,231
Other assets	14,862
Total assets	252,037,599

Liabilities
Payable upon return of securities loaned	15,547,698
Payable for Fund shares redeemed	438,369
Accrued management fee	205,746
Accrued Directors’ fees	3,071
Other accrued expenses and payables	225,193
Total liabilities	16,420,077
Net assets, at value	$235,617,522

Net Assets Consist of
Distributable earnings (loss)	(26,472,358)
Paid-in capital	262,089,880
Net assets, at value	$235,617,522

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS Latin America Equity Fund	|	19

Statement of Assets and Liabilities as of October 31, 2020 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($9,665,598 ÷ 374,894 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$25.78

Maximum offering price per share (100 ÷ 94.25 of $25.78)	$27.35
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($611,668 ÷ 25,516 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$23.97
Class S

Net Asset Value, offering and redemption price per share ($220,928,462 ÷ 8,532,270 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$25.89
Institutional Class

Net Asset Value, offering and redemption price per share ($4,411,794 ÷ 170,293 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$25.91

The accompanying notes are an integral part of the financial statements.

20	|	DWS Latin America Equity Fund

Statement of Operations

for the year ended October 31, 2020

Investment Income
Income:

Dividends (net of foreign taxes withheld of $355,280)	$4,440,597
Income distributions — DWS Central Cash Management Government Fund	11,190
Securities lending income, net of borrower rebates	21,228
Total income	4,473,015
Expenses:

Management fee	2,682,793
Administration fee	263,533
Services to shareholders	373,301
Distribution and service fees	35,342
Custodian fee	94,606
Professional fees	87,713
Reports to shareholders	56,456
Registration fees	66,753
Directors’ fees and expenses	10,410
Other	47,465
Total expenses before expense reductions	3,718,372
Expense reductions	(146,713)
Total expenses after expense reductions	3,571,659
Net investment income	901,356

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments (including foreign tax credit of $8,224)	(29,728,727)
Foreign currency	(1,043,138)
(30,771,865)
Change in net unrealized appreciation (depreciation) on:

Investments	(26,414,672)
Foreign currency	15,811
(26,398,861)
Net gain (loss)	(57,170,726)
Net increase (decrease) in net assets resulting from operations	$(56,269,370)

The accompanying notes are an integral part of the financial statements.

DWS Latin America Equity Fund	|	21

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2020	2019
Operations:

Net investment income (loss)	$901,356	$900,415
Net realized gain (loss)	(30,771,865)	32,911,779
Change in net unrealized appreciation (depreciation)	(26,398,861)	30,953,262
Net increase (decrease) in net assets resulting from operations	(56,269,370)	64,765,456
Distributions to shareholders:
Class S	(339,933)	—
Institutional Class	(6,872)	—
Total distributions	(346,805)	—
Fund share transactions:

Proceeds from shares sold	68,800,997	53,163,453
Reinvestment of distributions	326,351	—
Payments for shares redeemed	(95,253,732)	(71,437,565)
Net increase (decrease) in net assets from Fund share transactions	(26,126,384)	(18,274,112)
Increase (decrease) in net assets	(82,742,559)	46,491,344
Net assets at beginning of period	318,360,081	271,868,737

Net assets at end of period	$235,617,522	$318,360,081

The accompanying notes are an integral part of the financial statements.

22	|	DWS Latin America Equity Fund

Financial Highlights

DWS Latin America Equity Fund — Class A

	Years Ended October 31,
	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$31.18	$25.10	$25.79	$24.07		$16.84
Income (loss) from investment operations:

Net investment income (loss)[a]	.02	.01	(.04)	.89	[d]	.13
Net realized and unrealized gain (loss)	(5.42)	6.07	.44	1.15		7.10
Total from investment operations	(5.40)	6.08	.40	2.04		7.23
Less distributions from:

Net investment income	—	—	(1.09)	(.32)		—
Redemption fees	—	—	—	.00	*	.00	*
Net asset value, end of period	$25.78	$31.18	$25.10	$25.79		$24.07
Total Return (%)[b,c]	(17.32)	24.22	1.56	8.95		42.93

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	15	10	11		13
Ratio of expenses before expense reductions (%)	1.69	1.87	1.93	1.90		1.90
Ratio of expenses after expense reductions (%)	1.57	1.66	1.72	1.73		1.75
Ratio of net investment income (%)	.09	.04	(.16)	3.85	[d]	.68
Portfolio turnover rate (%)	150	189	203	279		108

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

The Fund’s net investment income per share and the ratio of net investment income include non-recurring non-cash distributions amounting to $0.93 per share and 4.03% of average daily net assets, for the year ended October 31, 2017.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Latin America Equity Fund	|	23

DWS Latin America Equity Fund — Class C

	Years Ended October 31,
	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$29.20	$23.68	$24.32	$22.70		$15.99
Income (loss) from investment operations:

Net investment income (loss)[a]	(.16)	(.19)	(.21)	.71	[d]	(.03)
Net realized and unrealized gain (loss)	(5.07)	5.71	.41	1.07		6.74
Total from investment operations	(5.23)	5.52	.20	1.78		6.71
Less distributions from:

Net investment income	—	—	(.84)	(.16)		—
Redemption fees	—	—	—	.00	*	.00 *
Net asset value, end of period	$23.97	$29.20	$23.68	$24.32		$22.70
Total Return (%)[b,c]	(17.91)	23.31	.83	8.12		41.96

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	3		4
Ratio of expenses before expense reductions (%)	2.44	2.62	2.65	2.66		2.64
Ratio of expenses after expense reductions (%)	2.29	2.41	2.47	2.48		2.50
Ratio of net investment income (loss) (%)	(.62)	(.72)	(.87)	3.24	[d]	(.16)
Portfolio turnover rate (%)	150	189	203	279		108

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

The Fund’s net investment income per share and the ratio of net investment income include non-recurring non-cash distributions amounting to $0.93 per share and 4.03% of average daily net assets, for the year ended October 31, 2017.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

24	|	DWS Latin America Equity Fund

DWS Latin America Equity Fund — Class S

	Years Ended October 31,
	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$31.27	$25.11	$25.80	$24.08		$16.80
Income (loss) from investment operations:

Net investment income (loss)[a]	.10	.09	.02	.99	[c]	.18
Net realized and unrealized gain (loss)	(5.44)	6.07	.44	1.10		7.10
Total from investment operations	(5.34)	6.16	.46	2.09		7.28
Less distributions from:

Net investment income	(.04)	—	(1.15)	(.37)		—
Redemption fees	—	—	—	.00	*	.00	*
Net asset value, end of period	$25.89	$31.27	$25.11	$25.80		$24.08
Total Return (%)[b]	(17.12)	24.53	1.82	9.23		43.33

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	221	300	254	277		291
Ratio of expenses before expense reductions (%)	1.37	1.55	1.59	1.60		1.61
Ratio of expenses after expense reductions (%)	1.32	1.41	1.47	1.48		1.50
Ratio of net investment income (%)	.35	.30	.09	4.28	[c]	.94
Portfolio turnover rate (%)	150	189	203	279		108

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

The Fund’s net investment income per share and the ratio of net investment income include non-recurring non-cash distributions amounting to $0.93 per share and 4.03% of average daily net assets, for the year ended October 31, 2017.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Latin America Equity Fund	|	25

DWS Latin America Equity Fund — Institutional Class

	Years Ended October 31,
	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$31.29	$25.12	$25.81	$24.09		$16.80
Income (loss) from investment operations:

Net investment income (loss)[a]	.08	.08	.01	.90	[c]	.09
Net realized and unrealized gain (loss)	(5.42)	6.09	.46	1.19		7.20
Total from investment operations	(5.34)	6.17	.47	2.09		7.29
Less distribution from:

Net investment income	(.04)	—	(1.16)	(.37)		—
Redemption fees	—	—	—	.00	*	.00	*
Net asset value, end of period	$25.91	$31.29	$25.12	$25.81		$24.09
Total Return (%)[b]	(17.11)	24.56	1.82	9.22		43.39

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	6	5		3
Ratio of expenses before expense reductions (%)	1.35	1.56	1.53	1.59		1.58
Ratio of expenses after expense reductions (%)	1.32	1.41	1.47	1.47		1.50
Ratio of net investment income (%)	.30	.30	.06	3.94	[c]	.41
Portfolio turnover rate (%)	150	189	203	279		108

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

The Fund’s net investment income per share and the ratio of net investment income include non-recurring non-cash distributions amounting to $0.93 per share and 4.03% of average daily net assets, for the year ended October 31, 2017.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

26	|	DWS Latin America Equity Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Latin America Equity Fund (the “Fund”) is a non-diversified series of Deutsche DWS International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

DWS Latin America Equity Fund	|	27

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

28	|	DWS Latin America Equity Fund

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or U.S. Treasury securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended October 31, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of October 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement

DWS Latin America Equity Fund	|	29

investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2020, the Fund had securities on loan which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2020, the Fund had $39,752,000 of short-term tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment

30	|	DWS Latin America Equity Fund

income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2020, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(39,752,000)
Net unrealized appreciation (depreciation) on investments	$13,641,708

At October 31, 2020, the aggregate cost of investments for federal income tax purposes was $232,173,343. The net unrealized appreciation for all investments based on tax cost was $13,641,708. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $58,212,772 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $44,571,064.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2020	2019
Distributions from ordinary income*	$346,805	$–

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain

DWS Latin America Equity Fund	|	31

dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended October 31, 2020, purchases and sales of investment securities (excluding short-term investments) aggregated $389,384,306 and $418,346,860, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibility to the Fund’s subadvisor.

Effective May 15, 2020, the Fund’s Board of Directors approved a sub-advisory agreement between DIMA and Itaú USA Asset Management, Inc. (IUAM). Under the sub-advisory agreement, IUAM assumed day-to-day portfolio management responsibilities for the Fund and will be paid by DIMA for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $400 million of the Fund’s average daily net assets	1.000%
Next $400 million of such net assets	.900%
Over $800 million of such net assets	.800%

Accordingly, for the year ended October 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 1.000% of the Fund’s average daily net assets.

For the period from November 1, 2019 to September 30, 2020, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to

32	|	DWS Latin America Equity Fund

maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.57%
Class C	2.32%
Class S	1.32%
Institutional Class	1.32%

Effective October 1, 2020 to September 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.51%
Class C	2.26%
Class S	1.26%
Institutional Class	1.26%

For the year ended October 31, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$14,494
Class C	1,150
Class S	129,490
Institutional Class	1,579
$146,713

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2020, the Administration Fee was $263,533, of which $20,030 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent

DWS Latin America Equity Fund	|	33

functions to DST. DSC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended October 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2020
Class A	$6,297	$1,079
Class C	353	63
Class S	143,798	26,134
Institutional Class	234	31
	$150,682	$27,307

In addition, for the year ended October 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$18,503
Class C	1,088
Class S	149,327
Institutional Class	5,198
$174,116

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2020
Class C	$5,788	$400

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these

34	|	DWS Latin America Equity Fund

services and pays these fees based upon assets of shareholder accounts the firms service. For the year ended October 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2020	Annual Rate
Class A	$27,631	$4,405	.23%
Class C	1,923	335	.25%
	$29,554	$4,740

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2020 aggregated $1,097.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2020, the CDSC for Class C shares aggregated $1,303. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended October 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $16,994, of which $7,402 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an

DWS Latin America Equity Fund	|	35

amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS Variable NAV Money Fund.

D. Investing in Latin America

The Fund faces the risks inherent in foreign investing. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates, high interest rates, high unemployment, government overspending and political instability. Similar conditions in the present or future could impact the fund’s performance. Many Latin American countries are highly reliant on the exportation of commodities and their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. Investments in Latin American countries may be subject to currency risks, such as restrictions on the flow of money in and out of a country, extreme volatility relative to the US dollar, and devaluation, all of which could decrease the value of the fund. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The governments of many Latin American countries may also exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the fund invests. Securities of companies in Latin American countries may be subject to significant price volatility, which could impact fund performance.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2020.

36	|	DWS Latin America Equity Fund

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	187,141	$5,094,180	300,267	$8,825,434
Class C	2,403	61,112	8,313	237,009
Class S	1,365,197	30,568,189	1,369,660	40,246,685
Institutional Class	1,206,140	33,077,516	143,271	3,854,325
		$68,800,997		$53,163,453

Shares issued to shareholders in reinvestment of distributions
Class S	9,452	$319,479	—	$—
Institutional Class	203	6,872	—	—
		$326,351		$—

Shares redeemed
Class A	(282,743)	$(7,485,257)	(238,076)	$(6,820,672)
Class C	(15,648)	(405,013)	(14,162)	(375,295)
Class S	(2,424,981)	(57,917,946)	(1,921,522)	(55,295,859)
Institutional Class	(1,128,277)	(29,445,516)	(295,038)	(8,945,739)
		$(95,253,732)		$(71,437,565)

Net increase (decrease)
Class A	(95,602)	$(2,391,077)	62,191	$2,004,762
Class C	(13,245)	(343,901)	(5,849)	(138,286)
Class S	(1,050,332)	(27,030,278)	(551,862)	(15,049,174)
Institutional Class	78,066	3,638,872	(151,767)	(5,091,414)
		$(26,126,384)		$(18,274,112)

DWS Latin America Equity Fund	|	37

G. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

38	|	DWS Latin America Equity Fund

Report of Independent Registered

Public Accounting Firm

To the Board of Directors of Deutsche DWS International Fund, Inc. and Shareholders of DWS Latin America Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Latin America Equity Fund (the “Fund”) (one of the funds constituting Deutsche DWS International Fund, Inc.) (the “Corporation”), including the investment portfolio, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS International Fund, Inc.) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended October 31, 2016, October 31, 2017 and October 31, 2018, were audited by another independent registered public accounting firm whose report, dated December 20, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

DWS Latin America Equity Fund	|	39

material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

December 23, 2020

40	|	DWS Latin America Equity Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, C and S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2020 to October 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Latin America Equity Fund	|	41

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/20	$1,227.60	$1,223.60	$1,229.30	$1,229.70
Expenses Paid per $1,000*	$8.79	$12.58	$7.34	$7.40

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/20	$1,017.24	$1,013.83	$1,018.55	$1,018.50
Expenses Paid per $1,000*	$7.96	$11.39	$6.65	$6.70

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Latin America Equity Fund	1.57%	2.25%	1.31%	1.32%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

42	|	DWS Latin America Equity Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of DWS Latin America Equity Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020. DIMA has also entered into a sub-advisory agreement with Itau USA Asset Management, Inc. (“Itau”) that has an initial term through September 30, 2021.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part

DWS Latin America Equity Fund	|	43

of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and Itau’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA and Itau provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including Itau. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its

44	|	DWS Latin America Equity Fund

benchmark in the one-, three- and five-year periods ended December 31, 2019. The Board noted changes in the Fund’s portfolio management team, effective May 15, 2020, in connection with the new sub-advisory relationship entered into by and between DIMA and Itau.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective October 1, 2019, in connection with the 2019 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.165%. The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that DIMA pays a sub-advisory fee to Itau out of its fee. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages DWS Europe Funds comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

DWS Latin America Equity Fund	|	45

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and Itau.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

46	|	DWS Latin America Equity Fund

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisor’s compliance program and compliance with the applicable fund policies and procedures.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Sub-Advisory Agreement Board Considerations

The Board of Directors (the “Board”) approved the Sub-Advisory Agreement (the “Agreement”) between DWS Investment Management Americas, Inc. (“DIMA”) and Itau USA Asset Management, Inc. (“Itau” or the “Sub-Advisor”) on behalf of DWS Latin America Equity Fund (the “Fund”), at a meeting held in May 2020.

DWS Latin America Equity Fund	|	47

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	In May 2020, all of the Fund’s Board Members were independent of DIMA and its affiliates.

–

The Board considered that DIMA and the Fund have received an Exemptive Order from the Securities and Exchange Commission permitting DIMA, subject to the approval of the Board, to select sub-advisors to manage all or a portion of the Fund’s assets without obtaining shareholder approval.

–	The Board Members met privately with counsel to discuss the Agreement.

In connection with its review of the Agreement, the Board considered the factors discussed below, among others. The Board considered that DIMA was proposing the Agreement in connection with the decision of the Fund’s Brazil-based DIMA portfolio managers to join the Sub-Advisor’s Brazil-based affiliate, Itaú Asset Management, Inc. The Board noted that the Sub-Advisor and its affiliates have substantial experience in Latin America investing. The Board also noted that the current Brazil-based portfolio managers would continue to manage the Fund after they become employees of Itaú Asset Management, Inc. in conjunction with the Sub-Advisor’s U.S.-based portfolio management team, but that the Sub-Advisor currently anticipates that the Brazil-based portfolio managers will transition portfolio management responsibilities to the U.S.-based portfolio management team over the next year.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of sub-advisory services to be provided under the Agreement. The Board reviewed information regarding the experience and skill of the Sub-Advisor’s investment personnel, including both the Brazil-based portfolio managers and the U.S.-based portfolio management team, the resources made available to such personnel and the organizational depth and stability of the Sub-Advisor. The Board also reviewed information regarding investment process to be used by the Sub-Advisor for the Fund, noting that it would be the same process as currently used for the Fund, and the historical performance of the Fund and a Latin America Equities strategy managed by the Sub-Advisor. The Board considered that DIMA would provide ongoing oversight of the Sub-Advisor’s services to the Fund, including monitoring the Sub-Advisor’s investment activities and performance. Finally, the Board considered DIMA’s recommendation that the Sub-Advisor be engaged as a sub-advisor to the Fund.

The Board concluded that the nature, quality and extent of services to be provided by the Sub-Advisor are expected to be satisfactory.

48	|	DWS Latin America Equity Fund

Fees and Expenses. The Board considered the proposed fee schedule for the Sub-Advisor. The Board noted that the sub-advisory fee will be paid by DIMA out of its fee and not directly by the Fund, and that as a result would not affect the management fees paid by the Fund or the Fund’s total operating expenses.

On the basis of the information provided, the Board concluded that the proposed sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Sub-Advisor.

Profitability. The Board did not consider the estimated profitability of the Sub-Advisor with respect to the Fund. The Board noted that DIMA will pay the Sub-Advisor’s fee out of its management fee, and its understanding that Itau’s sub-advisory fee rate was the product of an arm’s length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefited from any economies of scale as part of its annual review of the Fund’s management contract. As noted above, the Board considered that DIMA will pay the Sub-Advisor’s fee out of its management fee, and its understanding that Itau’s sub-advisory fee rate was the product of an arm’s length negotiation with DIMA.

Other Benefits to the Sub-Advisor and its Affiliates. The Board considered the possibility that the Sub-Advisor and its affiliates could derive indirect benefits as a result of the sub-advisory relationship. The Board considered potential benefits to the Sub-Advisor related to incidental public relations benefits to the Sub-Advisor related to Fund advertising. The Board considered these potential benefits in reaching its conclusion that the proposed sub-advisory fees were reasonable.

Compliance. The Board considered the Sub-Advisor’s compliance program and resources. The Board also considered that DIMA would oversee the Sub-Advisor’s compliance with applicable Fund policies and procedures, and considered the attention and resources DIMA would dedicate to that oversight.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the Agreement and concluded that the Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the Agreement.

DWS Latin America Equity Fund	|	49

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—

50	|	DWS Latin America Equity Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)

DWS Latin America Equity Fund	|	51

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

52	|	DWS Latin America Equity Fund

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director[3], DWS; Secretary, DWS USA Corporation (2018-present); Assistant Secretary, DWS Distributors, Inc. (2018-present); Director and Vice President, DWS Service Company (2018-present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018-present); Director and President, DB Investment Managers, Inc. (2018-present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017-present); formerly: Vice President for the Deutsche funds (2016-2017); Assistant Secretary for the DWS funds (2013-2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013-2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (Since October 16, 2020); and Episcopalian Charities of New York (2018-present)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)

DWS Latin America Equity Fund	|	53

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

54	|	DWS Latin America Equity Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —

dws.com/en-us/resources/proxy-voting — or on the SEC’s Web

site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at

(800) 728-3337.

Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Latin America Equity Fund	|	55

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SLANX	SLAPX	SLAFX	SLARX
CUSIP Number	25156G 756	25156G 772	25156G 798	25156G 574
Fund Number	474	774	2074	1474

56	|	DWS Latin America Equity Fund

Notes

Notes

Notes

Notes

Notes

Notes

Notes

DLAEF-2

(R-024967-11 12/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Latin America equity Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$62,433	$0	$7,879	$0
2019	$62,433	$0	$8,564	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$650,763	$0
2019	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$7,879	$650,763	$0	$658,642
2019	$8,564	$740,482	$0	$749,046

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Latin America Equity Fund, a series of Deutsche DWS International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/30/2020